EXXON MOBIL CORPORATION					EXHIBIT 99.2

4Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		4Q16	3Q16	2Q16	1Q16	4Q15
Upstream
United States		(2,328)	(477)	(514)	(832)	(538)
Non-U.S.		1,686	1,097	808	756	1,395
Total		(642)	620	294	(76)	857
Downstream
United States		270	225	412	187	435
Non-U.S.		971	1,004	413	719	916
Total		1,241	1,229	825	906	1,351
Chemical
United States		352	434	509	581	520
Non-U.S.		520	737	708	774	443
Total		872	1,171	1,217	1,355	963

Corporate and financing		209	(370)	(636)	(375)	(391)
Net income attributable to ExxonMobil (U.S. GAAP)		1,680	2,650	1,700	1,810	2,780

Earnings per common share (U.S. GAAP)		0.41	0.63	0.41	0.43	0.67
Earnings per common share
- assuming dilution (U.S. GAAP)		0.41	0.63	0.41	0.43	0.67

Capital and Exploration Expenditures, $M
Upstream
United States		817	712	914	1,075	1,615
Non-U.S.		2,755	2,360	3,005	2,904	4,255
Total		3,572	3,072	3,919	3,979	5,870
Downstream
United States		231	192	227	189	236
Non-U.S.		472	397	415	339	543
Total		703	589	642	528	779
Chemical
United States		405	359	355	434	493
Non-U.S.		125	144	208	177	199
Total		530	503	563	611	692
Other		24	26	34	9	75

Total Capital and Exploration Expenditures		4,829	4,190	5,158	5,127	7,416

Exploration Expense Charged to Income, $M
Consolidated	- United States	42	35	35	108	60
	- Non-U.S.	296	291	409	246	459
Non-consolidated - ExxonMobil share	- United States	-	-	-	-	9
	- Non-U.S.	51	6	5	(10)	3
Exploration Expenses Charged to Income Included Above		389	332	449	344	531

Effective Income Tax Rate, %		-92%	20%	40%	19%	13%

Common Shares Outstanding, millions
At quarter end		4,148	4,147	4,147	4,147	4,156
Average - assuming dilution		4,176	4,178	4,178	4,178	4,183

Total Cash and Cash Equivalents, $B		3.7	5.1	4.4	4.8	3.7

Total Debt, $B		42.8	46.2	44.5	43.1	38.7

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities		7.4	5.3	4.6	4.8	4.3
Proceeds associated with asset sales		2.1	1.0	1.0	0.2	0.8
Cash flow from operations and asset sales		9.5	6.3	5.6	5.0	5.1

EXXON MOBIL CORPORATION

4Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	4Q16	3Q16	2Q16	1Q16	4Q15
liquids, bitumen and synthetic oil, kbd
United States	496	484	495	500	494
Canada / South America	453	437	359	476	452
Europe	208	189	201	218	222
Africa	449	388	494	565	543
Asia	726	651	724	726	722
Australia / Oceania	52	62	57	53	48
Total liquids production	2,384	2,211	2,330	2,538	2,481

Natural gas production available for sale, mcfd
United States	2,997	3,058	3,097	3,160	3,123
Canada / South America	222	220	257	258	241
Europe	2,518	1,650	1,749	2,775	2,504
Africa	7	13	7	2	4
Asia	3,698	3,662	3,819	3,794	4,103
Australia / Oceania	982	998	833	735	628
Total natural gas production available for sale	10,424	9,601	9,762	10,724	10,603

Total worldwide liquids and gas production, koebd	4,121	3,811	3,957	4,325	4,248

Refinery throughput, kbd
United States	1,604	1,604	1,555	1,602	1,649
Canada	401	406	246	398	390
Europe	1,460	1,476	1,462	1,269	1,483
Asia Pacific	706	677	718	729	679
Other Non-U.S.	200	202	171	187	194
Total refinery throughput	4,371	4,365	4,152	4,185	4,395

Petroleum product sales, kbd
United States	2,227	2,327	2,228	2,218	2,416
Canada	499	511	479	476	472
Europe	1,535	1,553	1,561	1,429	1,530
Asia Pacific	719	721	760	766	758
Other Non-U.S.	526	473	472	445	503
Total petroleum product sales	5,506	5,585	5,500	5,334	5,679

Gasolines, naphthas	2,304	2,298	2,266	2,211	2,330
Heating oils, kerosene, diesel	1,826	1,810	1,752	1,699	1,921
Aviation fuels	387	421	386	402	403
Heavy fuels	368	358	367	386	368
Specialty products	621	698	729	636	657
Total petroleum product sales	5,506	5,585	5,500	5,334	5,679

Chemical prime product sales, kt
United States	2,409	2,320	2,447	2,400	2,565
Non-U.S.	3,900	3,813	3,863	3,773	3,919
Total chemical prime product sales	6,309	6,133	6,310	6,173	6,484

EXXON MOBIL CORPORATION

4Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	4Q16 vs. 4Q15	4Q16 vs. 3Q16	2016 vs. 2015
Upstream
Prior Period	857	620	7,101
Realization	510	450	-5,320
Volume / Mix	-50	230	130
Other	-1,960	-1,940	-1,720
Current Period	-642	-642	196
Downstream
Prior Period	1,351	1,229	6,557
Margin	-570	160	-3,840
Volume / Mix	200	100	560
Other	260	-250	920
Current Period	1,241	1,241	4,201
Chemical
Prior Period	963	1,171	4,418
Margin	-10	-200	440
Volume / Mix	-30	50	100
Other	-50	-150	-340
Current Period	872	872	4,615

Upstream Volume Factor Analysis, koebd
Prior Period	4,248	3,811	4,097
Entitlements - Net Interest	11	-1	9
Entitlements - Price / Spend / Other	-94	70	-23
Quotas	-	-	-
Divestments	-22	-1	-34
Growth / Other	-22	242	4
Current Period	4,121	4,121	4,053

Sources and Uses of Funds, $B	4Q16
Beginning Cash	5.1
Earnings	1.7
Depreciation	8.1
Working Capital / Other	-2.4
Proceeds Associated with Asset Sales	2.1
PP&E Adds / Investments and Advances [1]	-3.8
Shareholder Distributions	-3.1
Debt / Other Financing	-4.0
Ending Cash	3.7

1 PP&E Adds / Investments and Advances includes PP&E adds of ($3.9B) and net advances of $0.1B.

EXXON MOBIL CORPORATION

4Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	4Q16	3Q16	2Q16	1Q16	4Q15
United States
ExxonMobil
Crude ($/b)	43.38	38.76	37.97	27.11	34.36
Natural Gas ($/kcf)	2.69	2.65	1.74	1.60	1.80

Benchmarks
WTI ($/b)	49.18	44.88	45.48	33.27	42.10
ANS-WC ($/b)	50.01	44.65	45.71	33.76	43.67
Henry Hub ($/mbtu)	2.98	2.81	1.95	2.09	2.27

Non-U.S.
ExxonMobil
Crude ($/b)	44.82	40.96	41.46	28.67	36.99
Natural Gas ($/kcf)	4.97	4.47	4.06	4.80	5.80
European NG ($/kcf)	4.97	4.48	4.35	5.05	6.11

Benchmarks
Brent ($/b)	49.46	45.85	45.57	33.89	43.69

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2016.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.